UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

EQ ADVISORS TRUST

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EQ ADVISORS TRUST

1345 Avenue of the Americas

New York, NY 10105

Special Meeting of Shareholders

We are writing to inform you that the Special Meeting of Shareholders of EQ Advisors Trust (the “Trust”), which was originally scheduled for October 27, 2026, has been adjourned to December 1, 2026 (the “Meeting”).

Proxy materials concerning important proposals that will be considered at the Meeting are enclosed.

Your vote is important. Please vote at your earliest convenience.

Thank you.

EQ ADVISORS TRUST